UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24,2020 (November 20, 2020)

AT HOME GROUP INC.

(Exact name of registrant as specified in charter)

Delaware	001-37849	45-3229563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 East Plano Parkway Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 265-6227

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HOME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2020, the Board of Directors (the “Board”) of At Home Group Inc. (the “Company”) appointed Mr. Kenneth Simril, age 55, as a Class III director. Mr. Simril has been appointed to serve as an independent member of the Board.

Mr. Simril will hold office until the annual meeting of stockholders to be held in 2022 and until his successor shall be elected and qualified or until his earlier death, resignation, retirement, disqualification, or removal.

Mr. Simril was not appointed to the Board pursuant to any arrangement or understanding with any other person. Mr. Simril does not have any family relationships with any director or executive officer of the Company and there are no transactions in which Mr. Simril has an interest requiring disclosure under Item 404(a) of Regulation S-K.  The Board has determined that Mr. Simril satisfies the definition of “independent director” under the rules and regulations of the New York Stock Exchange (the “NYSE”).

In connection with his appointment to the Board, Mr. Simril will be compensated in accordance with the Company’s non-employee director compensation program.

Mr. Simril is President and Chief Executive Officer of Fleischmann’s Ingredients, a position he has held since 2006. Prior to joining Fleischmann’s, Mr. Simril was the Chief Financial Officer and Chief Operations Officer of Clipper Corporation, a manufacturer of both custom and semi-custom items for the food service industry. Before Clipper Corporation, Mr. Simril was the Chief Financial Officer of ClearPath Networks Inc. He has also served in various finance and engineering roles with Mobil Oil Corporation and Exxon Mobil Corporation. Mr. Simril currently serves as an Independent Director of American Funds managed by the Capital Group. Mr. Simril is a graduate of the University of Southern California where he received his BS in Petroleum Engineering. He received his MBA from Harvard Business School.

The Company will enter into its standard form of indemnification agreement for directors and officers, a copy of which was previously filed as Exhibit 10.16 to Amendment No. 6 to the Company’s Registration Statement on Form S-1 (File No. 333-206772) and is incorporated herein by reference, with Mr. Simril.

Item 7.01. Regulation FD Disclosure.

On November 20, 2020, the Company issued a press release announcing the appointment of Mr. Simril. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)               Exhibits:

Exhibit Number	Description

10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.16 to Amendment No. 6 to the Registrant's Registration Statement on Form S-1 filed on July 25, 2016 (File No. 333-206772)).
99.1	Press Release dated November 20, 2020.
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT HOME GROUP INC.

Date: November 24, 2020	By:	/s/ MARY JANE BROUSSARD
		Name:	Mary Jane Broussard
		Title:	Chief Administrative Officer, General Counsel & Corporate Secretary